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                                                                    EXHIBIT 23.2


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS





We have issued our report dated September 1, 1999, accompanying the consolidated financial statements of Cambio, Inc. (the "Company") included in the Company's Annual Report on Form 10-KSB for the year ended June 30, 2000. We hereby consent to the incorporation by reference of said report in the Company's previously filed Registration Statement on Form S-8, Registration No. 33-50772.




/s/ GRANT THORNTON LLP

San Jose, California
September 22, 2000